SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549



                            FORM 8-K

                         Current Report
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



       Date of Report (date of earliest event reported)
August 6, 2002


                       GRAHAM CORPORATION
       (Exact Name of Registrant as Specified in Charter)


      Delaware               1-8462               16-1194720
(State or Other Jurisdiction(Commission File Number)(IRS Employer
 of Incorporation)                           Identification No.)

                       20 Florence Avenue
                        Batavia, NY 14020
             (Address of Principal Executive Offices
                       including zip code)

                         (585) 343-2216
                 (Registrant's telephone number
                      including area code)

ITEM 7  Financial Statements, Pro Forma Financial Information and
Exhibits

     (c)   Exhibits.

     Exhibit 99.1   Transmittal Letter
     Exhibit 99.2   Certificate of Chief Executive Officer
     Exhibit 99.3   Certificate of Chief Financial Officer

ITEM 9.  Regulation FD Disclosure

     Graham Corporation filed as correspondence, accompanying its Quarterly Report on Form 10-Q for its fiscal quarter ended June 30, 2002 filed with the Securities and Exchange Commission on August 6, 2002, the transmittal letter and certificates attached hereto as Exhibits 99.1, 99.2 and 99.3.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   Graham Corporation


Date: August 6, 2002               By:/s/ William A. Smith, Jr.
                                      -------------------------
                                      William A. Smith, Jr.,
                                      Vice President
                                      and General Counsel

Exhibit Index

Exhibit No.         Description
--------------      --------------

99.1           Transmittal Letter
99.2           Certificate of Chief Executive Officer
99.3           Certificate of Chief Financial Officer